UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2023

UNIVERSAL SECURITY INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 363-3000

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	UUU	NYSE MKT LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                       Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.01.	Notice of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on April 3, 2023, Universal Security Instruments, Inc. (the “Company”) received a letter from NYSE Regulation on behalf of NYSE American LLC (the “Exchange”) stating that the Company is not in compliance with the continued listing standards set forth in Section 704 of the Exchange’s Company Guide (the “Company Guide”) as the result of the Company’s failure to hold an annual meeting for the fiscal year ended March 31, 2022 by March 31, 2023.

On September 19, 2023, the Company received a letter from the Exchange advising the Company that, as a result of the Company’s Annual Meeting of Stockholders held on September 19, 2023, the Company is back in compliance with the Exchange’s continued listing standards set forth in Section 704 of the Exchange’s Company Guide and has resolved the deficiency set forth in the Exchange’s April 3, 2023 notification letter.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on September 19, 2023. The matters submitted to the stockholders for a vote were: (i) the election of (a) one director to serve for a one-year term, (b) two directors to serve for a two-year term, and (c) one director to serve for a three-year term; (ii) a non-binding resolution approving the compensation of the executive officers named in the proxy statement; and (iii) the authorization of the Company’s Board of Directors to accept the selection by the Audit Committee of an outside auditing firm for the Company’s 2024 fiscal year.

Of the 2,312,887 shares entitled to notice of and to vote at the meeting, 1,243,522 shares (or 53.76% of the total shares) were represented at the meeting.

(i)	The nominees submitted for election as directors were: Ronald A. Seff. M.D.to serve for a term of one year; Cary Luskin and Ira F. Bormel, CPA, each to serve for a term of two years; and Harvey B. Grossblatt, to serve for a term of three years, all described in the Proxy Statement distributed to stockholders in connection with the meeting. The following are the voting results (in number of shares) with respect to the election of directors:

Name	For	Withhold	Abstain	Broker Non-Votes
Ronald A. Seff, M.D.	408,512	115,852	0	719,158
Cary Luskin	347,354	177,010	0	719,158
Ira F. Bormel, CPA	389,359	135,005	0	719,158
Harvey B. Grossblatt	408,344	116,020	0	719,158

As a result, the nominees were elected for the respective terms set forth above.

(ii)	The results of the vote on the non-binding resolution approving the compensation of the executive officers named in the proxy statement were as follows:

For	Against	Abstain	Broker Non-Votes
383,674	140,060	630	719,158

As a result, the resolution was approved.

(iii)	The results of the vote on the proposal to authorize selection of an auditor were as follows:

For	Against	Abstain	Broker Non-Votes
1,237,322	1,343	4,857	0

As a result, the proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Registrant)

Date: September 20, 2023	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President

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